14. Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2019	Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events

12.	SUBSEQUENT EVENTS

On July 29, 2019, the Company issued 12,500 shares of common stock for services.

Subsequent to June 30, 2019, the Company received a $100,000 advance from a related party Dino Satallante. The advance bears no interest and is due upon demand.

On April 1, 2016, the Company entered into an unsecured promissory note agreement with unrelated parties for working capital purposes for total proceeds of $25,000. Subsequent to June 30, 2019, the note and accrued interest was paid in full.

On August 8, 2019, the Board approved and authorized the Company to borrow up to an aggregate principal amount of One Million Dollars ($1,000,000.00) in the form of a Note and Warrant Purchase Agreement.

Pursuant to the Agreement, an investor shall purchase from the Company (i) a secured convertible promissory note for the principal amount set forth therein (the “Note”), and (ii) a warrant to purchase common stock of the Company equivalent to twenty-five percent (25%) of the principal amount of the Note purchased by the investor (the “Warrant”).

The Note bears interest at a rate of 12% per annum,and is secured by the Company’s assets. The Note matures on October 31, 2019. The principal and accrued interest therein is convertible at the option of the noteholder into the Company’s common stock at $6.00 per share, subject to certain price adjustments as set forth in the Note. The proceeds from the Note are to be used for general working capital purposes.

The Warrant allows the investor to purchase shares of common stock of the Company at $6.00 per share, subject to certain price adjustments as set forth in the Warrant,and shall be exercisable for a period of three (3) years from the anniversary of the grant date of such Warrant. Cashless exercise is available under the terms of the Warrant.

The Company has received $260,000 in proceeds under this offering subsequent to June 30, 2019.

On August 8, 2019, the Board approved the extension of certain existing secured convertible promissory notes which had a maturity date of April 30, 2019 to October 31, 2019. In connection with such extension, the Board approved the issuance of warrants to such noteholders as consideration for agreeing to the extension.

The Extension Warrants allow the existing noteholders to purchase shares of common stock of the Company equivalent to (i) twenty-five percent (25%) of the principal and accrued interest of the Prior Notes purchased by the noteholders, and (ii) shares of common stock currently held by such noteholders. The exercise price for the warrants is $9.00 per share, subject to certain price adjustments as set forth in the warrant agreement, and shall be exercisable for a period of three (3) years from the anniversary of the grant date of such warrants. The Extension Warrants are exercisable for cash and do not have a cashless exercise feature.

On August 8, 2019, the Board appointed Shamar Tobias as the Company’s interim Chief Financial Officer to fill the vacancy left by Mr. Evan Bedell.

14.	SUBSEQUENT EVENTS

Subsequent to December 31, 2018, the Company issued additional convertible notes to accredited investors totaling to $590,880. The notes mature on April 30, 2019, bear interest at the rate of 10% per annum, and are convertible along with accrued interest at $0.10 per share at the option of the note holders. In connection with the private placement, the Company paid a consultant fees of $84,106.

On February 22, 2019, the Company entered into an asset purchase agreement to purchase various images, prints, slides, negatives, and transparencies for $100,000. Additionally, the Company assumed the lease where the assets are located at a cost of approx. $10,500 per year and agreed to pay a 10% royalty on all reproduction print sold.

On February 19, 2012 the Company extended the operating lease agreement for the lease originally entered into September 6, 2012 for an additional 24 months.